SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2006

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GEORGE FOREMAN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	026585	54-1811721
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

100 N. Wilkes-Barre Blvd, 4th Floor, Wilkes-Barre, PA	18702
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (570) 822-6277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountants

(a) On September 5, 2006, the Audit Committee of the Board of Directors of George Forman Enterprises, Inc. (the “Company”) received notice of the resignation of Kronick Kalada Berdy & Co. (“Kronick”), as its independent registered public accounting firm to audit the Company’s financial statements. This resignation is effective as of September 5, 2006.

Kronick has resigned due to recent changes in rules promulgated by the Public Company Accounting Oversight Board. Under these changes, Kronick is precluded from auditing the financial statements of a public company if it concurrently provides tax services to a person or entity who serves in the role of overseeing the finances of such public company. Kronick currently provides, and anticipates that it will continue to provide, tax services to Jewelcor Management, Inc., a company controlled by Seymour Holtzman, the Company’s Co-Chairman of the Board and Chief Executive Officer. As such, Kronick is now precluded from auditing the Company’s financial statements.

Kronick’s reports to the financial statements of the Company for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Furthermore, for the years ended December 31, 2005 and 2004 and the subsequent interim period through September 5, 2006, the date of resignation, there were no disagreements with Kronick on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Kronick, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports to the Company’s financial statements for such years. During the years ended December 31, 2005 and 2004 and the subsequent interim period through September 5, 2006, there were no “reportable events” as such term is defined in Item 304(a) (1) (v) of Regulation S-K.

This change in certifying accountant was not recommended or approved by the Audit Committee of the Company.

The Company has provided Kronick with a copy of this Form 8-K prior to its filing and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Kronick agrees with the above statements and, if not, stating the respects it does not agree. Kronick has furnished that letter, and a copy of it is attached as Exhibit 16.1 to this Form 8-K.

The Audit Committee of the Company has commenced the process to appoint a new independent registered public accounting firm to audit its financial statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from Kronick Kalada Berdy & Co. to the Securities and Exchange Commission, dated September 8, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, George Foreman Enterprises, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 11, 2006

            GEORGE FOREMAN ENTERPRISES, INC.

            By: /s/ Jeremy Anderson
            Name: Jeremy Anderson
            Title:   Chief Financial Officer